EXHIBIT 11

                        PURCHASE AND ASSIGNMENT AGREEMENT



June 7, 2000

Lance Weller
Margaret Weller
3400 River Green Ct.
Duluth, Georgia 30096

Dear Sirs:

RE:  DIGITAL TRANSMISSION SYSTEMS, INC.
     ----------------------------------

This letter sets forth the agreement between Wi-LAN Inc. ("WI-LAN") and Lance Weller and Margaret Weller (collectively, the "SELLERS") with respect to the purchase by Wi-LAN from the Sellers of the right, title and interest of the Sellers in and to the Remaining Merger Consideration (as herein defined) payable to the Sellers pursuant to the agreement and plan of merger ("ORIGINAL MERGER AGREEMENT") dated as of the 29th day of February, 2000 entered into by and among Digital Transmission Systems, Inc. ("DTS"), ICT Acquisition Corp. ("ICT"), Telcor Communications, Inc. ("TELCOR") and the Sellers, as amended by amendment no. 1 ("AMENDMENT NO. 1") to the agreement and plan of merger, dated as of March 31, 2000 entered into by and among DTS, ICT, Telcor and the Sellers and amendment no. 2 ("AMENDMENT No. 2") to the agreement and plan of merger dated as of June 7, 2000 entered into by and among DTS, ICT, Telcor and the Sellers (collectively, the "MERGER AGREEMENT") to the extent relating to the Remaining Merger Consideration. For these purposes, "REMAINING MERGER CONSIDERATION" means an undivided thirty and one-half percent (30.5%) of the Merger Consideration, as defined in the Original Merger Agreement as amended by Amendment No. 1, which as of June 2, 2000 remained unpaid to the Sellers, being an undivided thirty and one-half percent (30.5%) of those amounts described in paragraph II of Schedule
3.2 and Schedule 3.4 of the Original Merger Agreement as amended by Amendment No. 1. All capitalized words and expressions used in this letter agreement and not defined herein have the meanings ascribed to them in the Merger Agreement.

1. Subject to the terms and conditions of this agreement, the Sellers agree to sell to Wi-LAN and Wi-LAN agrees to purchase from the Sellers, all of the Sellers' right, title and interest in and to the Remaining Merger Consideration and all of the Sellers' right, title, interest, benefit and advantage to be derived from and under the Merger Agreement to the extent relating to the Remaining Merger Consideration including, without limitation, the benefit of any and all powers, covenants, terms, agreements and provisions of and contained in the Merger Agreement relating to the Remaining Merger Consideration with full power and authority of Wi-LAN to use, in its sole discretion, the names of the Sellers, their successors and assigns, to enforce the performance and observance of DTS under the Merger Agreement to the extent relating to the Remaining Merger Consideration pursuant to the terms thereof. For greater certainty, Wi-LAN shall share pro rata to its interest in the Remaining Merger Consideration in any registration rights of the Sellers pursuant to the first amended and restated registration rights agreement (the "FIRST AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT") dated June 7, 2000 among DTS and the Sellers, as such agreement is amended from time to time, with respect to the DTS Shares under the Remaining Merger Consideration.

         The aggregate consideration payable, on the Closing Date (as herein defined), by Wi-LAN for the Remaining Merger Consideration is U.S.$6.1 million payable (i) as to U.S.$500,000 in cash, and (ii) as to U.S.$5.6 million by the issue of the right (the "JULY

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                                        2

         RIGHT"), attached as SCHEDULE "A" hereto, to acquire the warrant (the "JULY WARRANT") attached as Exhibit I thereto, and the right (the "AUGUST RIGHT"), attached as SCHEDULE "B" hereto, to acquire the option (the "AUGUST OPTION"), attached as Exhibit I thereto, to acquire the warrant (the "OCTOBER WARRANT") attached as Exhibit II thereto. The July Right and the August Right are collectively referred to herein as the "RIGHTS" and the July Warrant and the October Warrant are collectively referred to herein as the "WARRANTS". The Rights, Warrants, August Option and Wi-LAN common shares issuable upon exercise of the Warrants are collectively referred to herein as the "WI-LAN SECURITIES".

         It is acknowledged and agreed that neither the execution nor the enforcement of this agreement shall make Wi-LAN liable or responsible, in any manner whatsoever, for the observance or performance of any of the Sellers' covenants or other obligations under the Merger Agreement or for the payment of any monies payable by the Sellers, or either of them, thereunder or of releasing the Sellers, or either of them, from their obligations thereunder.

         Wi-LAN will use its reasonable best efforts to qualify the distribution of the July Warrant upon exercise of the July Right pursuant to a prospectus filed in the Province of Alberta and, if required in order to make the Wi-LAN common shares (the "WI-LAN SHARES") issuable upon exercise of the July Warrant freely tradable on The Toronto Stock Exchange (the "TSE"), in the Province of Ontario, on or before the thirtieth (30th) day (the "QUALIFICATION DATE") following the Closing Date (as hereinafter defined). In the event that, despite the reasonable best efforts of Wi-LAN, it is unable to so qualify the distribution of the July Warrant issuable upon exercise of the July Right on or before the Qualification Date, then, in such event, Wi-LAN shall issue to the Seller's an aggregate number of Wi-LAN Shares equal to 10% of the number of Wi-LAN Shares issuable upon exercise of the July Warrant as at the Qualification Date. In the event that despite the reasonable best efforts of Wi-LAN, it is unable to qualify the distribution of the July Warrant on or before August 15, 2000, then, in such event, Wi-LAN shall issue to the Seller's an aggregate number of Wi-LAN Shares equal to 10% of the number of Wi-LAN Shares issuable upon exercise of the July Warrant as at August 15, 2000. In the event that, despite the reasonable best efforts of Wi-LAN, it is unable to qualify the distribution of the July Warrant on or before September 15, 2000, then, in such event, Wi-LAN shall issue to the Seller's an aggregate number of Wi-LAN Shares equal to 5% of the number of Wi-LAN Shares issuable upon exercise of the July Warrant as at September 15, 2000.

         Wi-LAN will use its reasonable best efforts to qualify the distribution of the August Option upon exercise of the August Right pursuant to a prospectus filed in the Province of Alberta and, if required in order to make the Wi-LAN Shares issuable upon exercise of the October Warrant freely tradable on the TSE, in the Province of Ontario, on or before October 30, 2000. To the extent that, despite the reasonable best efforts of Wi-LAN, it is unable to qualify the distribution of the August Option on or before the foregoing qualification date, then, thereafter, Wi-LAN shall continue to use its reasonable best efforts to so qualify the distribution.

         The July Warrant and the October Warrant are redeemable, in whole or in part, at the sole option of Wi-LAN at any time, and from time to time, prior to the full exercise thereof for a price equal to the U.S. dollar stated value of the respective warrant remaining outstanding.

2. The closing of the transactions contemplated hereby will be completed at the offices of Wi-LAN's counsel, Burnet, Duckworth & Palmer, 1400, 350 - 7th Avenue S.W., Calgary, Alberta, T2P 3N9, at 2:00 p.m. (Calgary time), or such other time as the parties may agree (the "CLOSING TIME"), on June 16, 2000, or such other date as the parties may agree (the "CLOSING DATE").

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                                        3

3. As an inducement to Wi-LAN to enter into this agreement and consummate the transactions contemplated hereby, each of the Sellers jointly and severally represents and warrants to Wi-LAN, as of the date of execution of this agreement and again as of the Closing Time, as follows:

a. Each of the Sellers has the power and authority to enter into this agreement and the other agreements or documents contemplated hereby to be executed and delivered in connection with the transactions contemplated by this agreement at or before the Closing Time (collectively, the "OTHER AGREEMENTS") to which he or she is to become a party pursuant hereto and perform his or her obligations hereunder and thereunder.

b. This agreement has been duly executed and delivered by and constitutes the legal, valid and binding obligation of each of the Sellers, enforceable against him or her in accordance with its terms. Each Other Agreement to which any Seller is to become a party pursuant to the provisions hereof, when executed and delivered by such Seller, will constitute the legal, valid and binding obligation of the Seller, enforceable against him or her in accordance with the terms of such Other Agreement. All actions contemplated by this section and this agreement have been duly and validly authorized by all necessary proceedings by each of the Sellers.

c. Neither the execution and delivery of this agreement or any Other Agreement to which any Seller is or is to become a party, the consummation of the transactions contemplated hereby or thereby nor the compliance with or fulfillment of the terms, conditions or provisions hereof or thereof by the Sellers, or either of them, will: (i) conflict with, result in a breach of, constitute a default or an event of default (or an event that might, with the passage of time or the giving of notice or both, constitute a default or event of default) under any of the terms of, result in the termination of, result in the loss of any right under, or give to any other person the right to cause such termination of or loss under the Merger Agreement or the Remaining Merger Consideration including, without limitation, any contract, agreement or instrument to which any Seller is a party or by which any of its assets may be bound or affected; (ii) violate any applicable laws or violate any judgment or order of any governmental authority to which either of the Sellers is subject or by which the Remaining Merger Consideration or the Merger Agreement may be bound or affected; or
         (iii) result in the creation or imposition of any liability, debt, mortgage, deed of trust, pledge, security interest, encumbrance, option, right of first refusal, agreement of sale, adverse claim, easement, lien, assessment, restrictive covenant, encroachment, burden or charge of any kind or nature whatsoever or any items similar or related to the foregoing (collectively, "ENCUMBRANCE") upon the Remaining Merger Consideration or the Merger Agreement or give to any other person any interest or right therein.

d. Except for the Consent, Acknowledgment and Novation Agreement to be executed by DTS, ICT, Telcor and the Sellers, no consent, approval, or authorization of, or registration or filing with, any natural person, corporation, association, partnership, limited liability company, trust, joint venture, unincorporated organization, business, any other legal entity or a Governmental Body (as herein defined) (collectively, "PERSON") is required in connection with the execution or delivery by the Sellers or either of them, of this agreement or any of the Other Agreements to which either of them is or is to become a party pursuant to the provisions hereof or in connection with the consummation by Sellers, or, either of them, of the transactions contemplated hereby or thereby.

e. Except for the threatened claim of David Straden against the Sellers and Telcor to which the Sellers owe indemnification pursuant to Section 9.2(c) of the Merger Agreement, no action, suit, investigation, claim or proceeding of any nature or kind whatsoever whether civil, criminal or administrative, by or before any court, government (federal, state, provincial, local or foreign), department, commission, board, bureau, agency, official or other regulatory, administrative or governmental authority or instrumentality

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                                        4

         ("GOVERNMENTAL BODY") or arbitrator is pending or, to the knowledge of the Sellers, threatened against or affecting the Sellers in connection with the Remaining Merger Consideration or the Merger Agreement or any of the transactions contemplated by this agreement and to the knowledge of the Sellers, there is no basis for any such litigation. There is presently no outstanding judgment, decree or order of any Governmental Body against or affecting the Sellers in connection with the Remaining Merger Consideration or the Merger Agreement or any other transactions contemplated by this agreement or any Other Agreement.

f. Neither of the Sellers has employed any broker or finder or incurred any liability for any brokerage fee, commission or finder's fee in connection with any of the transactions contemplated hereby or by any Other Agreement for which Wi-LAN or DTS may have any responsibility or liability.

g. The Merger Agreement was duly executed and delivered by the Sellers, and the Original Merger Agreement, Amendment No. 1 and Amendment No. 2 were duly executed and delivered by Telcor and constitutes their respective legal, valid and binding obligations, enforceable in accordance with its terms; and all material conditions precedent to the consummation of the transactions contemplated by the Merger Agreement have been satisfied or waived by that party for whom the conditions existed and the transaction of merger contemplated thereby has been completed subject only to the payment of the Merger Consideration, as defined in the Merger Agreement, which as of the date hereof remains unpaid to the Sellers, being those amounts described in paragraph II of
         Schedule 3.2 and Schedule 3.4 of the Merger Agreement.

h. A true and correct copy of the Merger Agreement is attached as SCHEDULE "C" hereto.

i. The Merger Agreement is in full force and effect and except for Amendment No. 1 and Amendment No. 2 included in Schedule "C", the Merger Agreement has in no way been modified, amended or altered.

j. The First Amended and Restated Registration Rights Agreement is in full force and effect and has in no way been modified, amended or altered.

k. The Sellers are the absolute legal and beneficial owners of the Remaining Merger Consideration and the Merger Agreement free and clear of all Encumbrances and have good and sufficient power, authority and right to transfer the legal and beneficial title to the Remaining Merger Consideration and the Merger Agreement (to the extent provided for herein) to Wi-LAN free and clear of all Encumbrances.

l. The obligations of DTS in respect of the Remaining Merger Consideration have not been extinguished, compromised or settled in whole or in part and the entire Remaining Merger Consideration remains outstanding and is payable to the Sellers in accordance with the terms of the Merger Agreement.

m. Neither the Remaining Merger Consideration nor the Merger Agreement or any of the Sellers' rights or interests therein (except for certain DTS shares, representing Merger Consideration issued pursuant to Paragraph I of the Merger Agreement, which were pledged by the Sellers to PNC
         Bank) have been previously assigned or transferred to any other Person and no Person has any agreement, option, right or privilege (including, without limitation, whether by law, pre-emptive right, contract or otherwise) to acquire any rights or interests therein nor any agreement, option, right or privilege capable of becoming any such agreement, option, right or privilege.

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                                        5

n. The Sellers will not resell the Wi-LAN Securities received hereunder except in accordance with the provisions of applicable securities legislation and the rules of the TSE.

o. The Sellers have executed this agreement in the United States, and have concurrently executed and delivered the representation letter attached as SCHEDULE "D" to this agreement.

p. If required by applicable securities legislation, policy or order or by any securities commission, stock exchange or other regulatory authority, the Sellers, at the sole cost and expense of Wi-LAN (including the payment of reasonable attorney's fees of counsel for the Sellers), will execute, deliver, file and otherwise assist Wi-LAN in filing, such reports, undertakings and other documents with respect to the issue of the Wi-LAN Securities to the Sellers.

q. The obligation of DTS to pay the Remaining Merger Consideration is not subject to any defense, counterclaim or set-off, whether at law or in equity.

4. As an inducement to the Sellers to enter into this agreement and consummate the transactions contemplated hereby, Wi-LAN represents and warrants to the Sellers, as of the date of execution of this agreement and again as of the Closing Time, as follows:

a. Wi-LAN has the power and authority to enter into this agreement and the Other Agreements to which it is to become a party pursuant hereto and perform its obligations hereunder and thereunder.

b. This agreement has been duly executed and delivered by and constitutes the legal, valid and binding obligation of Wi-LAN, enforceable against it in accordance with its terms. Each Other Agreement to which Wi-LAN is to become a party pursuant to the provisions hereof, when executed and delivered by Wi-LAN, will constitute the legal, valid and binding obligation of Wi-LAN, enforceable against it in accordance with the terms of such Other Agreement. All actions contemplated by this section and this agreement have been duly and validly authorized by all necessary proceedings by Wi-LAN.

c. Neither the execution and delivery of this agreement or any Other Agreement to which Wi-LAN is or is to become a party, the consummation of the transactions contemplated hereby or thereby nor the compliance with or fulfillment of the terms, conditions or provisions hereof or thereof by Wi-LAN, will: (i) conflict with, result in a breach of, constitute a default or an event of default (or an event that might, with the passage of time or the giving of notice or both, constitute a default or event of default) under any of the terms of, result in the termination of, result in the loss of any right under, or give to any other person the right to cause such termination of or loss under any contract, agreement or instrument to which Wi-LAN is a party or by which any of its assets may be bound or affected; (ii) violate any applicable laws or violate any judgment or order of any governmental authority to which Wi-LAN is subject or by which the Wi-LAN Securities may be bound or affected; (iii) result in the creation or imposition of any Encumbrance upon the Wi-LAN Securities or give to any other person any interest or right therein.

d. Except for the TSE and filings under applicable securities laws, no consent, approval, or authorization of, or registration or filing with, any person is required in connection with the execution or delivery by Wi-LAN of this agreement or any of the Other Agreements to which it is or is to become a party pursuant to the provisions hereof or in connection with the consummation by Wi-LAN of the transactions contemplated hereby or thereby.

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                                        6

e. Wi-LAN has not employed any broker or finder or incurred any liability for any brokerage fee, commission or finder's fee in connection with any of the transactions contemplated hereby or by any Other Agreement for which the Sellers may have any responsibility or liability.

f. The information and statements set forth in the documents and information filed by Wi-LAN with the securities commissions or similar regulatory authorities in Canada (the "PUBLIC RECORD"), as it relates to Wi-LAN, were true, correct and complete in all material respects and did not contain any material misrepresentation, as of the respective dates of such information or statements and no material change has occurred in relation to Wi-LAN which is not disclosed in the Public Record.

g. The Wi-LAN Shares issuable upon exercise of the Warrants which in turn are issuable upon exercise of the Rights issuable pursuant hereto, when issued, will be issued as fully paid and non-assessable common shares in the capital of Wi-LAN.

h. Wi-LAN is a reporting issuer in good standing in the provinces of Alberta and Ontario and is a "qualifying issuer" within the meaning of that term under the AIberta Securities Commission Rule 45-501. Wi-LAN covenants unto the Sellers that it will remain a reporting issuer in said provinces and in good standing so long as the Warrants are outstanding.

i. Wi-LAN is an "accredited investor" within the meaning of Rule 501 of Regulation D under the Securities Act of 1933, as amended.

5. The obligation of the Sellers to complete the transactions contemplated hereby shall be subject to:

a. All representations and warranties of Wi-LAN made in this agreement being true and correct in all material respects at the Closing Time and with the same effect as if made at and as of the Closing Time, and Wi-LAN having performed or complied with, in all material respects, all of its obligations, covenants and agreements hereunder.

b. Receipt of all requisite regulatory approvals and third party consents and DTS board of directors' approval.

c. The Sellers shall have received the opinion of Burnet, Duckworth & Palmer, counsel for Wi-LAN, dated the Closing Date, addressed to the Sellers, in form and substance satisfactory to the Sellers' counsel, acting reasonably, but including, without limitation, an opinion on the applicable holding period on the Wi-LAN Securities.

d. The Wi-LAN Shares issuable to the Sellers upon exercise of the Warrants shall have been conditionally approved for listing on the TSE, subject only to the filing of customary documents with the TSE.

e. The Sellers shall have received a Consent, Acknowledgment and Novation Agreement executed by DTS, ICT, Telcor and the Sellers, in form and substance reasonably satisfactory to the Sellers' counsel.

f.       Amendment No. 2 shall be executed and delivered by DTS, ICT and Telcor.

g. Such conditions are for the sole benefit of the Sellers and may be waived by the Sellers in whole or in part.

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                                        7

6. The obligation of Wi-LAN to complete the purchase of the Remaining Merger Consideration hereunder shall be subject to:

a. All representations and warranties of the Sellers made in this agreement being true and correct in all material respects at the Closing Time and with the same effect as if made at and as of the Closing Time, and the Sellers having performed or complied with, in all material respects, all of their obligations, covenants and agreements hereunder.

b. Receipt of all requisite regulatory approvals and third party consents (including, without limitation, the TSE) and DTS board of directors' approval.

c. Wi-LAN shall have received the opinion of Schweber, Izenson & Anderson, LLP, counsel for the Sellers dated the Closing Date, addressed to Wi-LAN, in form and substance satisfactory to Wi-LAN's counsel, acting reasonably.

d. Wi-LAN shall have received a Consent, Acknowledgment and Novation Agreement executed by DTS, ICT, Telcor and the Sellers, in form and substance reasonably satisfactory to Wi-LAN's counsel.

e. Wi-LAN shall have received Amendment No. 2 executed by DTS, ICT, Telcor and the Sellers, in form and substance reasonably satisfactory to Wi-LAN's counsel.

f. Wi-LAN shall have received the First Amended and Restated Registration Rights Agreement executed by DTS and the Sellers, in form and substance reasonably Satisfactory to Wi-LAN's counsel.

g. All reasonably necessary steps and proceedings shall have been taken to allow the Remaining Merger Consideration to be duly transferred from the Sellers to Wi-LAN, subject to applicable securities laws, and to vest in Wi-LAN good and marketable title to the Remaining Merger Consideration free and clear of any Encumbrances, voting trusts, unanimous or other shareholder agreements, proxies and other interests, claims or demands of every kind or nature whatsoever other than the First Amended and Restated Registration Rights Agreement referenced in subparagraph 3(j) above.

         Such conditions are for the sole benefit of Wi-LAN and may be waived by Wi-LAN in whole or in part.

7.       SELLERS' INDEMNITY

a. The Sellers' shall jointly and severally covenant and agree to indemnify and save Wi-LAN harmless against and from all liabilities, claims, demands, losses, costs (including, without limitation, legal fees and disbursements on a full indemnity basis), damages and expenses to which Wi-LAN may be subject or which Wi-LAN may suffer or incur, whether under the provisions of any Statute or otherwise, in any way caused by, or arising directly or indirectly from or in consequence of any breach of, default under or non-compliance by the Sellers with any representation, warranty, term, covenant or condition of this agreement or in any certificate or other document delivered by or on behalf of the Sellers hereunder or pursuant hereto.

b. The rights and remedies of Wi-LAN set forth in subparagraph 7(a) are to the fullest extent possible in law cumulative and not alternative and the election by Wi-LAN to exercise any such right or remedy shall not be, and shall not be deemed to be, a waiver of any other rights and remedies. Wi-LAN shall not be obligated to pursue any claim or remedy against any third party including, without limitation, DTS, ICT or Telcor before being entitled to obtain full indemnification from the Sellers pursuant to subparagraph 7(a).

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                                        8

         Provided, however, that the indemnification given hereunder shall be limited to no more than the consideration actually received by the Sellers from Wi-LAN.

8.       WI-LAN INDEMNITY

a. Wi-LAN shall indemnify and save the Sellers harmless against and from all liabilities, claims, demands, losses, costs (including, without limitation, legal fees and disbursements on a full indemnity basis), damages and expenses to which the Sellers may be subject or which the Sellers may suffer or incur, whether under the provisions of any statute or otherwise, in any way caused by, or arising directly or indirectly from or in consequence of any breach of, default under or non-compliance by Wi-LAN with any representation, warranty, term, covenant or condition of this agreement or in any certificate or other document delivered by or on behalf of Wi-LAN hereunder or pursuant hereto.

b. The rights and remedies of the Sellers set forth in subparagraph 8(a) are to the fullest extent possible in law cumulative and not alternative and the election by the Sellers to exercise any such right or remedy shall not be, and shall not be deemed to be, a waiver of any other rights and remedies. The Sellers shall not be obligated to pursue any claim or remedy against any third party before being entitled to obtain full indemnification from Wi-LAN pursuant to subparagraph 8(a). Provided, however, that the indemnification given hereunder shall be limited to no more than the consideration actually received by Wi-LAN from the Sellers.

9. The parties will advise each other and obtain the other party's approval in advance of any public statements which they propose to make in respect of the transaction contemplated hereby, provided that no party shall be prevented from making any disclosure or statement which it is required to make by law or regulation or any rule of any stock exchange or similar organization by which it is bound.

10. Whether or not the transactions contemplated hereby are consummated, each of the parties will pay its own costs and expenses incurred in connection with the preparation and negotiation of this definitive agreement and any due diligence investigation.

11.      Time shall be of the essence of this agreement.

12. Any notice or other communication to be given in connection with this agreement shall be given in writing and shall be given by personal delivery or sent by facsimile transmission or other means of electronic communication that produces a written record and confirms receipt ("electronic transmission") addressed to the recipient as follows:

a.       to Wi-LAN:

         300, 801 Manning Road S.E.
         Calgary, Alberta T2E 8J5

         Attention:     Dr. Hatim Zaghloul (Strictly Confidential)
                        Fax:  (403) 273-5100

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                                        9

         with a copy to:

         Burnet, Duckworth & Palmer
         1400, 350 - 7th Avenue S.W.
         Calgary, Alberta T2P 3N9

         Attention:     Bill Maslechko (Strictly Confidential)
                        Fax: (403) 260-0337

b.       to the Sellers:

         3400 River Green Ct.
         Duluth, Georgia 30096

         Attention:     Lance Weller and Margaret Weller (Strictly Confidential)
                        Fax:     (770) 622-1223

         with a copy to:

         Schweber, Izenson, Anderson, LLP
         Suite 275, Lenox Plaza
         3384 Peachtree Rd. N.E.
         Atlanta, Georgia 30326

         Attention:     Mark Izenson (Strictly Confidential)
                        Fax:  (404) 812-5801

         or to such other address as may be designated by notice given by either party to the other. Any notice or other communication given by personal delivery shall be conclusively deemed to have been given the day of actual delivery and if given by electronic transmission on the day of sending if sent during normal business hours of the addressee on a business day and, If not, on the first business day thereafter.

13. Each of the Sellers and Wi-LAN shall from time to time and at all times hereafter at the request of the other but without further consideration, do and perform all such further acts, matters and things and execute and deliver all such further documents, deeds, assignments, agreements, notices and writings and give such further assurances as shall be reasonably required for the purpose of vesting in Wi-LAN the Remaining Merger Consideration. Without limitation of the foregoing, if all or any part of the Remaining Merger Consideration shall not be assignable, or shall only be assignable with the consent or approval of any third party, the Sellers shall use their reasonable efforts to obtain such consent or approval and pending receipt thereof shall hold all rights or entitlements that the Sellers have thereto in trust for the exclusive benefit of Wi-LAN

14. This agreement shall enure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and assigns.

15. This agreement may be executed in as many counterparts as are necessary and, when a counterpart has been executed by each party, all counterparts together shall constitute one agreement. Delivery of counterparts may be effected by facsimile transmission.

16.      Each of the Sellers covenants and agrees with Wi-LAN that:

a. The Sellers shall promptly and expeditiously deliver to Wi-LAN true copies of any and all notices, statements and other writings forwarded to the Sellers pertaining to the Remaining Merger Consideration.

b. Neither of the Sellers shall in any manner whatsoever modify, after or amend the Merger Agreement in any manner which adversely affects Wi-LAN's receipt or enforcement of the Remaining Merger Consideration without first obtaining the prior written approval of Wi-LAN. The Sellers shall promptly inform Wi-LAN of any other proposed modifications, alterations or amendments to the Merger Agreement.

17. This agreement and the obligations of the parties hereunder shall be interpreted in accordance with the laws of the Province of Alberta and the federal laws of Canada applicable therein.

18. This agreement, together with the Other Documents, constitutes the entire agreement between the parties hereto, and cancels and supersedes all prior agreements and understandings between the parties hereto, with respect to the subject matter hereof, including, without limitation, the letter agreement among Wi-LAN and the Sellers dated June 2, 2000.

19. The representations, warranties, covenants and agreements herein and in any Other Document delivered pursuant hereto shall survive the closing and remain in full force and effect provided that no party hereto shall be liable in respect of any representation or warranty unless the party seeking to rely upon such representation or warranty shall have given notice to the party who made such representation or warranty of its intention to make such claim on or before the date 24 months following the Closing Date.

20. This agreement may only be amended by a written instrument signed by the parties hereto.

21. No waiver by any party hereto shall be effective unless in writing and any waiver shall affect only the matter, and the occurrence thereof, specifically identified and shall not extend to any other matter or occurrence.

22. If any one or more of the provisions or parts thereof contained in this agreement become invalid, illegal or unenforceable, in any respect in any jurisdiction, the remaining provisions or parts thereof contained herein shall be and shall be conclusively deemed to be, as to such jurisdiction, severable therefrom and:

a. the validity, legality or enforceability of such remaining provisions or parts thereof shall not in any way be affected or impaired by the severance of the provisions or parts thereof severed; and

b. the invalidity, illegality or unenforceability of any provision or part thereof contained in this agreement in any jurisdiction shall not affect or impair such provision or part thereof or any other provision of this agreement in any other jurisdiction.

23. Provided that the Sellers are not in default under this agreement which adversely affects Wi-LAN's receipt or enforcement of the Remaining Merger Consideration, Wi-LAN shall issue the consideration payable to the Sellers pursuant to this agreement even if DTS defaults in its payment of the Remaining Merger Consideration to Wi-LAN, provided that the DTS default is not due to the Sellers default under or breach of the Merger Agreement or other action on the part of the Sellers or any one of them.

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                                       11

If the foregoing offer is acceptable to you, please indicate your acceptance in the space provided below, whereupon this letter and your acceptance will constitute a binding agreement between Wi-LAN and the Sellers.

Yours truly,

Wi-LAN INC.


/s/ Hatim Zaghloul
------------------------------------
Hatim Zaghloul
Chairman and Chief Executive Officer



AGREED AND ACCEPTED THIS 7TH DAY OF JUNE, 2000

/s/ Lance Weller
---------------------------------            ----------------------------------
Lance Weller                                 WITNESS as to the signature of
                                             Lance Weller



AGREED AND ACCEPTED THIS 7TH DAY OF JUNE, 2000

/s/ Margaret Weller
---------------------------------            ----------------------------------
Margaret Weller                              WITNESS as to the signature of
                                             Margaret Weller